                                                                   EXHIBIT 10.11

                          SOFTWARE LICENSE AGREEMENT


RouterWare, Incorporated ("RWI") a California corporation having its principal office at 3961 MacArthur Boulevard, Newport Beach, California, 92660, United States of America and Tut Systems, Inc. ("Licensee"), having its principal
                      -----------------
office at 2495 Estand Way, Pleasant Hill, California 94523, United States of
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America agree as follows:
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1. OWNERSHIP
   ---------

   a) RWI hereby grants to Licensee a perpetual worldwide royalty free non-exclusive license to use and modify Licensed Software (refer to Appendix A) for the sole purpose of creating executable, object, or binary programs based, in part or whole, upon Licensed Software ("Binary Programs") which are to be incorporated into Licensee's Product (refer to Appendix B).

   b) RWI shall remain the exclusive and sole owner of the Licensed Software offered for license under this agreement.

   c) Licensed Software and its documentation are the valuable, proprietary, confidential, and trade secret property of RWI.

   d) RWI represents that the Licensed Software is protected by both United States copyright law and international treaty provisions.

   e) All copies, whether in part or whole, made of Licensed Software must contain a valid RWI copyright notice.

   f) Licensee may distribute Binary Programs so long as the distributed Binary Programs are restricted in use to Licensee's Product and bear, or are accompanied by, Licensee's own valid copyright notice.

   g) Except as provided herein, neither party shall have any right or ability to assign, transfer, or sub-license any obligations or benefit under this agreement without the written consent of the other; provided, however, that either party may assign and transfer this agreement and its rights and obligations hereunder to any party who succeeds to substantially all its business or assets.



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2. DISTRIBUTION OF LICENSED SOFTWARE
   ---------------------------------

   a) Unless otherwise stated, Licensee may not distribute any Licensed Software or its documentation without the prior written consent of RWI.

   b) Licensee is permitted to distribute Licensed Software and its documentation to all companies wholly owned by Licensee, companies under common control with Licensee, Licensee's employees, contractors, and subcontractors ("Other Entities") provided the following conditions are met :

          i) Distribution is solely for the purpose of assisting Licensee in engineering Licensee's Product.

          ii) Licensee assumes full responsibility for ensuring that Licensed Software and its documentation distributed by Licensee is used according to the terms and conditions of this agreement.

          iii) Licensee must notify RWI, in writing, prior to distributing Licensed Software or its documentation to its contractors and subcontractors.

          iv) Such notice must list the Licensed Software and documentation being distributed, the full company name (if applicable), street address, phone number, and contact name of each contractor and subcontractor.

   c) Violation of the terms of Section 2b shall result in immediate payment to RWI by Licensee for licenses for Licensed Software to Other Entities found to be in violation of this agreement. The amounts due will be the then current list price license fees for said licenses.

3. INDEMNIFICATION
   ---------------

   a) RWI will hold Licensee harmless from all claims, liability, and damages arising from unmodified Licensed Software.

   b) Licensee will hold RWI harmless from all claims, liability, and damages arising from Binary Programs composed, in part or whole, from modified Licensed Software.

   c) Except with respect to RWI's obligation to indemnify Licensee as provided in this agreement, in no event shall RWI's liability for any damages to Licensee, Licensee's customers, ever exceed the actual price paid for the Licensed Software.

   d) This Software License Agreement shall be construed, interpreted and governed by the laws of the State of California and any action hereunder shall be brought only in California.

4. LIMITED SOFTWARE WARRANTY
   -------------------------

   a) RWI warrants that the Licensed Software does not infringe upon any patent or copyright or otherwise violate the rights of any third party.

   b) If the Licensed Software supplied by RWI is found to infringe upon any patent or copyright or otherwise violate the rights of any third party, RWI must, in a timely manner, provide replacement source code that is functionally equivalent to the Licensed Software and free of the infringement or violation.

   c) RWI will assume responsibility for all costs required to defend the Licensed Software supplied by RWI against any patent, copyright, or other violation claim

5. STANDARD MAINTENANCE AND SUPPORT
   --------------------------------

   a) RWI will provide Licensee, free of charge, with 90 days of Standard Maintenance and Support, for each individual item comprising the Licensed Software, commencing from the date each individual item is received, in its entirety, by the Licensee.

   b) Standard Maintenance and Support is comprised of the following services:

          i) RWI will make available to the Licensee any and all updates and upgrades for the Licensed Software.

          ii) RWI will provide Licensee, in a timely manner, with corrections to Licensed Software shown to contain non-conformance to the functions and features claimed to be supported by RWI.

          iii) RWI will provide License with technical support for Licensed Software via telephone, fax, electronic mail and FTP Server.

   c) Standard Maintenance and Support is subject to cancellation if license fee payments become past due.

6. EXTENDED MAINTENANCE AND SUPPORT
   --------------------------------

   a) Maintenance and support beyond the period defined under Standard Maintenance and Support is offered under Extended Maintenance and Support.

   b) The services offered under Extended Maintenance and Support are identical to those offered under Standard Maintenance and Support (refer to Section 5b).

   c) Extended Maintenance and Support is offered for year long periods at the rate of fifteen percent of the original license fee.

   d) Extended Maintenance and Support may be purchased on a product by product basis.

   e) Licensee has a thirty day grace period after the Standard Maintenance and Support period has expired to purchase Extended Maintenance and Support, after which additional re-instatement charges may apply.

7. EXPORT
   ------

   a) The Licensed Software may be a regulated commodity under the International Emergency Economic Powers Act, formerly the Export Control Act of 1996, its amendments, and the regulations thereunder. Licensee is solely responsible for securing any applicable export licenses for Licensed Software or any direct product thereof.

   b) Licensee certifies that, without a BXA license or License Exception, they will neither reexport or release the Licensed Software, or its technology, to a national of a country listed on the Commerce Control List Groups D:1, E:2, or any country under embargo.

   c) Licensee also certifies that they will not export the direct product of the Licensed Software, or its technology, to a country listed on the Commerce Control List Groups D:1, E:2, or any country under embargo.

                                  ROUTERWARE

8. DELIVERABLES
   ------------

   a) RWI is to provide Licensee with "C" source codes for items listed in Appendix A on 3.5" DOS formatted floppy disk(s).

   b) RWI is to provide Licensee printed documentation for the items listed in Appendix A.

9. PAYMENT
   -------

   a) Licensee is to pay a one time license fee of [*] for the deliverables listed in Appendix A.

   b) NET30 terms of payment apply to all amounts due that are not disputed in good faith. Amounts past due will accrue late payment charges per the following schedule: For amounts 1 to 30 days past due, a charge of 1% of the amount due will be assessed. For each additional 30 day period that amounts remain past due, the charge will increase by 1% of the amount originally past due.

   c) Any rights assigned to Licensee by this agreement are subject to suspension for the duration that amounts payable to RWI for the license fee remain past due.

   d) Payment of taxes on the Deliverables are the sole responsibility of the Licensee.


RouterWare, Inc.                           TUT SYSTEMS, INC.
------------------------                   ------------------------
COMPANY NAME                               LICENSEE COMPANY NAME


/s/ John A Papadapoulos DEC. 15, 1997      /s/ Thomas Warner 12-16-97
-----------------------------------------  ------------------------------------
SIGNATURE                   DATE           SIGNATURE                   DATE

________________________                   ________________________
NAME                                       NAME

________________________                   ________________________
TITLE                                      TITLE




[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  Appendix A


The following RouterWare products are to be licensed to Licensee and herein referred to as "Licensed Software":

     PRODUCT NAME
     ---------------------------
1.   PPP
     ---------------------------
2.   MP
     ---------------------------
3.   CCP
     ---------------------------
4.   DHCP SERVER
     ---------------------------
5.   NAT
     ---------------------------
6.
     ---------------------------
7.
     ---------------------------
8.
     ---------------------------
9.
     ---------------------------
10.
     ---------------------------

                                  ROUTERWARE

                                  Appendix B


The following description defines Licensee's Product:

A High-speed xDSL Internet access system which includes a compact modular
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central office site concentrator and stand alone SDSL modems complete with
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built-in Ethernet interfaces.
-----------------------------